UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-04547

Exact name of registrant as specified in charter:	Voyageur Mutual Funds III

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	April 30

Date of reporting period:	April 30, 2008

Item 1. Reports to Stockholders

Annual report

Delaware Select Growth Fund

April 30, 2008

Growth equity mutual fund

Table of contents

Portfolio management review	1

Performance summary	5

Disclosure of Fund expenses	8

Sector allocation and top 10 holdings	10

Statement of net assets	11

Statement of operations	15

Statements of changes in net assets	16

Financial highlights	18

Notes to financial statements	28

Report of independent registered public accounting firm	37

Other Fund information	38

Board of trustees/directors and officers addendum	40

About the organization	48

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management
Business Trust, which is a registered investment advisor.

© 2008 Delaware Distributors, L.P.

Portfolio management review
Delaware Select Growth Fund	May 13, 2008

The managers of Delaware Select Growth Fund provided the answers to the questions below as a review of the Fund’s activities for the fiscal year ended April 30, 2008.

What kind of economic and market environment did you encounter during the period?

On a quarter-by-quarter basis, the performance swings in 2007 were very pronounced. We started the fiscal year off well but began to struggle early in the Fund’s second quarter, as the market’s fascination with the beneficiaries of the credit bubble and the worldwide infrastructure boom caused our portfolio to lag behind the benchmark. Our investment strategy, which tends to avoid such sectors of the market, led to underweight positions in these market segments.

Beginning in the summer, market activity seemed to reflect a shift in investor sentiment away from risk, as a continually weakening U.S. housing market, high oil prices, and dramatic tightening in credit markets signaled potential trouble for the domestic economy. The stock market experienced extreme volatility, as the Dow Jones Industrial Average set record highs, fell by nearly 10%, and then recovered to finish up 3.63%. The broader S&P 500 Index gained 2.03% in the quarter. The Federal Reserve, which hadn’t changed the fed funds rate since August 2006, cut the rate by one-half percentage point on Sept. 18 and also reduced the little-used discount rate. These actions helped move the stock market higher.

We believe that investors, as a result of the market turbulence, wanted to invest in the kind of companies we typically hold — those that have a unique competitive advantage that helps them manage their way through economic cycles. Typically, these companies have stable cash flows, plenty of cash on the balance sheet, and the ability to self-finance the business. Beginning in May and accelerating in mid-July, we began to make up for some of our earlier underperformance versus the benchmark, the Russell 3000® Growth Index.

The markets continued to struggle in late 2007. Many equity asset classes declined, while relatively safe investments such as government bonds outperformed. Importantly, declines in the equity markets came during a time of year when stock prices have historically risen, a fact that underscored many U.S. investors’ concerns about the state of the economy.

The Federal Reserve took action in late 2007 to prop up the troubled housing and credit markets during the quarter. First, it lowered the fed funds rate to 4.50% on Oct. 31 and then to 4.25% on Dec. 11; and second, it established an ongoing plan for emergency auctions of loans in an attempt to inject liquidity back into the credit markets. These actions seemed to buttress the equity markets as major indices recovered from some of their losses in December.

Traditionally defensive sectors, such as utilities and consumer staples, led market performance during the Fund’s fourth quarter. Growth stocks outpaced their value counterparts during the Fund’s fourth quarter, and throughout the year. Likewise, large-cap stocks beat small-cap stocks during both time periods, reversing a trend of recent years. (Source: www.russell.com.) Additionally, international investments and emerging markets fared well during the quarter.

The views expressed are current as of the date of this report and are subject to change.

Portfolio management review
Delaware Select Growth Fund

How did Delaware Select Growth Fund perform during the period? Against the benchmark?

During the 12-month reporting period, Delaware Select Growth Fund Class A shares returned +0.70% at net asset value and -5.08% at maximum offer price (both returns include all distributions reinvested). This performance exceeded the Fund’s benchmark, the Russell 3000 Growth Index, which returned -0.79% during the same time frame. In addition, the Fund’s peer group, the Lipper Multi-Cap Growth Funds category average, returned +0.03%. For complete annualized performance information for the Fund, please see the table on page 5.

The energy sector of the Russell 3000 Growth index continued to provide stiff headwinds for us, rising almost 30% during the period (source: Russell Investment Group). Our small weighting in the sector meant we missed out on its outsized returns. While we understood perfectly well what was driving this sector, we have always had reservations about investing in commodity-based industries. It’s our belief that these industries typically suffer from lack of competitive advantage, heavy capital investment, and sharp cycles where volumes and pricing can fluctuate wildly.

What was the management strategy in this environment?

Although recent market activity in the equity markets has proved challenging, our philosophy that we prefer to own the stocks of businesses that have quality business models with long-term growth opportunities did not change. Nor did our belief that the companies we hold have the balance sheets, cash flows, and market positions to remain strong during difficult times. We continued to follow a bottom up investment strategy, in which we conduct careful research to select stocks one by one, based on our evaluation of each company’s growth potential and its potential for financial success, among other factors.

During the market sell-offs, we took advantage of opportunities to add to our positions in certain stocks that were suddenly available for what we believed were attractive prices. For example, we added to our holdings in names such as MasterCard, Apple, and IntercontinentalExchange, whose price declines during the period, we believe, had less to do with their fundamentals and more to do with investor sentiment. In other words, we continued to believe in our original rationales for owning the stocks in the first place, and remained confident about their long-range appreciation prospects.

What stocks or sectors detracted from the Fund’s performance compared to its benchmark?

Global Cash Access Holdings (GCA) was our most painful stock holding during the period. The primary reason for its underperformance was a lawsuit filed with the Federal Communications Commission against the company over alleged accounting irregularities. The resulting headlines damaged the stock, but the suit led to little more than GCA spending approximately $10 million to tighten their financial controls. The timing of the suit was unfortunate given that we believe we’re entering a period of legitimate concern about the slowing economy’s effect on gaming in general and gaming properties. Because of these concerns, the stock may find it difficult to recover in the near term. We continue to hold the stock but have sold the majority of our position opportunistically as the price has recovered.

UnitedHealth Group was also a detractor. We believe the stock suffered primarily because the economic environment dictated slower employee enrollment growth. Another issue had to do with the company’s integration of acquisitions. We believe the integration difficulties have affected its ability to accurately price its business, which has hurt margins as healthcare costs have risen. However, we believe in UnitedHealth Group because of its scale and expertise in managing medical benefits.

Another detractor was VeriFone Holdings, a stock that is relatively new to the portfolio. We bought the stock in January after its price declined precipitously. We felt the market had overreacted to the company’s announcement in December that it had made errors in accounting for its inventory, which delayed the company’s earnings report, still unpublished as of period end. The delay caused the stock to drift lower, but we believe the market’s reaction is overdone and that the core fundamental business is very strong. We bought more of the stock and are obviously watching it closely. We believe the fair value of the stock is much higher than what the market reflects.

What stocks or sectors contributed to the Fund’s performance compared to its benchmark?

Research in Motion was our top contributor during the period. We believe the company’s share price appreciated significantly as the market seemed to realize that it is more than just a smart phone provider to businesses. The company has extensive carrier relationships, a competitive advantage in its network operating center technology, and economics that make it a preferred partner for the wireless carriers.

Another contributing factor is that the company has crossed over into the consumer market by offering products such as the Pearl.

IntercontinentalExchange also helped performance. The recent volatility in the financial markets has increased transaction volumes across IntercontinentalExchange’s trading platforms, which focus on energy and commodity futures and derivatives. As volume has increased, expenses have dropped as a percentage of revenues, contributing to the company’s bottom line. We believe in the company’s management team as well as its combination of great fundamentals, outstanding competitive advantage characteristics, and compelling valuation.

Another contributor, Netflix, surged as main rival Blockbuster, retreated from its aggressive competitive pricing initiatives. Blockbuster, under new management and significant investor pressure to increase profitability, was unable to compete in the mail delivery of DVDs because it was losing money on each new subscriber. Once Blockbuster backed off their aggressive competitive stance, Netflix expanded its market-share position, and a significant competitive threat was diminished.

As of April 30, 2008, how was the Fund positioned?

We have no direct exposure to any credit cyclicals or direct investments in companies that were major beneficiaries of the credit boom or consumed a lot of credit paper that resulted from the credit boom such as mortgage insurers, municipal bond insurers, title search companies, home builders, insurance companies, and so forth.

Portfolio management review
Delaware Select Growth Fund

Fund basics
Delaware Select Growth Fund	As of April 30, 2008
Fund objective:

Delaware Select Growth Fund seeks to provide long-term capital appreciation which the Fund attempts to achieve by investing primarily in equity securities of companies we believe have the potential for sustainable free cash-flow growth.

Total Fund net assets:	$297 million
Number of holdings:	53
Fund start date:	May 16, 1994
	Nasdaq symbols	CUSIPs
Class A	DVEAX	928931104
Class B	DVEBX	928931849
Class C	DVECX	928931203
Class R	DFSRX	928931740
Institutional Class	VAGGX	928931757

Performance summary
Delaware Select Growth Fund	April 30, 2008

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Select Growth Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

Fund performance	Average annual total returns through April 30, 2008
	1 year	5 years	10 years	Lifetime
Class A (Est. May 16, 1994)
Excluding sales charge	+0.70%	+10.33%	+3.61%	+10.48%
Including sales charge	-5.08%	+9.03%	+3.00%	+10.01%
Class B (Est. April 16, 1996)
Excluding sales charge	-0.04%	+9.51%	+2.98%	+9.62%
Including sales charge	-4.04%	+9.19%	+2.98%	+9.62%
Class C (Est. May 20, 1994)
Excluding sales charge	-0.04%	+9.50%	+2.84%	+9.66%
Including sales charge	-1.04%	+9.50%	+2.84%	+9.66%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

An expense limitation was in effect for all classes during the periods shown in the Fund performance chart above and in the Performance of a $10,000 Investment chart on page 7. Performance would have been lower had the expense limitation not been in effect.

The Fund offers Class A, B, C, R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.25% of average daily net assets.

The Fund’s net expense ratios for Class A, B, C, R, and Institutional Class shares are 1.48%, 2.23%, 2.23%, 1.73%, and 1.23%, respectively, as described in the most recent prospectus. Without the fee waiver, total operating expenses for Class A, B, C, R, and Institutional Class shares would have been 1.62%, 2.37%, 2.37%, 1.97%, and 1.37%, respectively.

Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges, as described in the prospectus. Please see the prospectus for additional information on Class B purchase and sales charges. Class B shares have a contingent deferred sales charge that declines from

Performance summary
Delaware Select Growth Fund

4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets. Please see the prospectus for additional information on Class B purchase and sales charges.

Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Please see the fee table in the prospectus and your financial professional for a more complete explanation of sales charges.

Management has contracted to reimburse expenses and/or waive its management fees from Sept. 1, 2006, through Aug. 31, 2008, as described in the most recent prospectus.

The average annual total returns for the 1-year, 3-year, and lifetime (since June 2, 2003) periods ended April 30, 2008, for Delaware Select Growth Fund Class R shares were +0.45%, +9.79%, and +7.90%, respectively. Class R shares were first made available June 2, 2003, and are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of up to 0.60% of average daily net assets, but such fee is currently subject to a contractual cap of 0.50% of average daily net assets through Aug. 31, 2008.

The average annual total returns for the 1-year, 5-year, 10-year, and lifetime periods ended April 30, 2008, for Delaware Select Growth Fund Institutional Class shares were +0.97%, +10.60%, +3.87%, and +10.70%, respectively. Institutional Class shares were first made available Aug. 28, 1997, and are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Institutional Class performance prior to Aug. 28, 1997, is based on Class A performance and was adjusted to eliminate the sales charges, but not the asset-based distribution charge of Class A shares.

The performance table on the previous page and the graph on page 7 do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Performance of a $10,000 investment
Average annual total returns from April 30, 1998 through April 30, 2008

For period beginning April 30, 1998 through April 30, 2008	Starting value	Ending value
Delaware Select Growth Fund — Class A Shares	$9,425	$13,441
Russell 3000 Growth Index	$10,000	$11,806

Chart assumes $10,000 invested on April 30, 1998, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions.

Performance of other Fund classes will vary due to different charges and expenses.

The chart also assumes $10,000 invested in the Russell 3000 Growth Index as of April 30, 1998. The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

Disclosure of Fund expenses
For the period November 1, 2007 to April 30, 2008

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2007 to April 30, 2008.

Actual expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

Delaware Select Growth Fund
Expense analysis of an Investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	11/1/07	4/30/08	Expense Ratios	11/1/07 to 4/30/08*
Actual Fund return
Class A	$1,000.00	$ 862.30	1.48%	$ 6.85
Class B	1,000.00	859.00	2.23%	10.31
Class C	1,000.00	859.20	2.23%	10.31
Class R	1,000.00	861.20	1.73%	8.01
Institutional Class	1,000.00	863.50	1.23%	5.70
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,017.50	1.48%	$ 7.42
Class B	1,000.00	1,013.77	2.23%	11.17
Class C	1,000.00	1,013.77	2.23%	11.17
Class R	1,000.00	1,016.26	1.73%	8.67
Institutional Class	1,000.00	1,018.75	1.23%	6.17

*“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Sector allocation and top 10 holdings
Delaware Select Growth Fund	As of April 30, 2008

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may also represent the investment manager’s (or sub-advisor’s) internal sector classifications, which may result in the sector designations for one Fund being different than another Fund’s sector designations.

Sector	Percentage of net assets
Common Stock²	98.99%
Basic Industry/Capital Goods	2.08%
Business Services	17.83%
Consumer Non-Durables	5.52%
Consumer Services	15.85%
Energy	3.35%
Financials	9.35%
Health Care	12.64%
Technology	31.82%
Utilities	0.55%
Repurchase Agreements	0.80%
Securities Lending Collateral	22.32%
Total Value of Securities	122.11%
Obligation to Return Securities Lending Collateral	(22.32%)
Receivables and Other Assets Net of Liabilities	0.21%
Total Net Assets	100.00%

²Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Holdings
IHOP	5.32%
Seagate Technology	4.79%
IntercontinentalExchange	4.72%
Research in Motion	4.69%
QUALCOMM	4.60%
Weight Watchers International	4.54%
UnitedHealth Group	4.21%
Teradata	4.04%
MasterCard Class A	3.93%
Genentech	3.83%

Statement of net assets
Delaware Select Growth Fund	April 30, 2008

	Number of shares	Value
Common Stock – 98.99%²
Basic Industry/Capital Goods – 2.08%
Newmont Mining	89,300	$ 3,947,953
Praxair	11,300	1,031,803
Yamana Gold	93,700	1,201,234
		6,180,990
Business Services – 17.83%
Corporate Executive Board	82,100	3,577,097
Expeditors International Washington	109,800	5,115,582
*†Global Cash Access Holdings	664,850	4,108,773
*MasterCard Class A	42,000	11,682,720
*Paychex	89,000	3,236,930
†Research in Motion	114,500	13,926,635
Thomson Reuters	52,352	1,627,868
†Visa Class A	116,000	9,680,200
		52,955,805
Consumer Non-Durables – 5.52%
*†Netflix	122,200	3,907,956
NIKE Class B	26,600	1,776,880
*†Peet’s Coffee & Tea	103,700	2,408,951
Staples	109,000	2,365,300
†Starbucks	86,600	1,405,518
*Whole Foods Market	139,200	4,543,488
		16,408,093
Consumer Services – 15.85%
†eBay	114,300	3,576,447
*Heartland Payment Systems	410,400	8,987,760
*IHOP	339,026	15,812,173
International Game Technology	47,100	1,636,254
*Jackson Hewitt Tax Service	101,300	1,510,383
*†MGM MIRAGE	40,354	2,064,107
Weight Watchers International	294,006	13,483,115
		47,070,239
Energy – 3.35%
*†Core Laboratories	49,400	6,188,832
EOG Resources	17,700	2,309,496
Suncor Energy	13,000	1,464,970
		9,963,298

Statement of net assets
Delaware Select Growth Fund

	Number of shares	Value
Common Stock (continued)
Financials – 9.35%
*†Affiliated Managers Group	5,000	$ 496,700
Bank of New York Mellon	54,381	2,367,205
*CME Group	16,700	7,639,415
†IntercontinentalExchange	90,400	14,025,560
NYMEX Holdings	3,400	314,840
*optionsXpress Holdings	136,300	2,926,361
		27,770,081
Health Care – 12.64%
*†Abiomed	155,000	2,261,450
Allergan	105,800	5,963,946
†Genentech	166,800	11,375,760
†Medco Health Solutions	54,100	2,680,114
UnitedHealth Group	383,600	12,516,868
†Zimmer Holdings	37,000	2,743,920
		37,542,058
Technology – 31.82%
†Apple	44,825	7,797,309
*Blackbaud	121,800	2,861,082
*†Crown Castle International	146,300	5,683,755
†Google Class A	13,445	7,721,329
†Intuit	251,400	6,780,258
*†j2 Global Communications	368,700	7,890,180
QUALCOMM	316,500	13,669,635
*†SBA Communications Class A	60,700	1,963,038
*Seagate Technology	754,000	14,227,980
†Sun Microsystems	366,800	5,744,088
†Teradata	564,100	12,009,689
*†VeriFone Holdings	526,500	5,891,535
*†VeriSign	62,700	2,260,335
		94,500,213
Utilities – 0.55%
*†Calpine	82,600	1,627,220
		1,627,220
Total Common Stock (cost $285,134,189)		294,017,997

	Principal amount	Value
Repurchase Agreements** – 0.80%
BNP Paribas 1.95%, dated 4/30/08, to be repurchased
on 5/1/08, repurchase price $1,828,199 (collateralized
by U.S. Government obligations, ranging in par
value $180,700-$1,152,800, 3.375%-5.125%,
6/15/09-6/30/11; with total market value $1,865,264)	$1,828,100	$1,828,100
UBS Warburg 1.93%, dated 4/30/08, to be repurchased
on 5/1/08, repurchase price $544,929 (collateralized
by U.S. Government obligations, par value $544,900,
3.375% 9/15/09; with market value $555,855)	544,900	544,900
Total Repurchase Agreements (cost $2,373,000)		2,373,000

Total Value of Securities Before Securities
Lending Collateral – 99.79% (cost $287,507,189)		296,390,997

	Number of shares
Securities Lending Collateral*** – 22.32%
Investment Companies
Mellon GSL DBT II Collateral Fund	66,310,713	66,310,713
Total Securities Lending Collateral (cost $66,310,713)		66,310,713

Total Value of Securities – 122.11%
(cost $353,817,902)		362,701,710	©
Obligation to Return Securities
Lending Collateral*** – (22.32%)		(66,310,713)
Receivables and Other Assets
Net of Liabilities – 0.21%		636,045
Net Assets Applicable to 11,334,538
Shares Outstanding – 100.00%		$297,027,042

Statement of net assets
Delaware Select Growth Fund

Net Asset Value – Delaware Select Growth Fund
Class A ($157,365,662 / 5,764,255 Shares)	$27.30
Net Asset Value – Delaware Select Growth Fund
Class B ($67,344,382 / 2,743,144 Shares)	$24.55
Net Asset Value – Delaware Select Growth Fund
Class C ($44,971,943 / 1,851,633 Shares)	$24.29
Net Asset Value – Delaware Select Growth Fund
Class R ($1,265,533 / 46,993 Shares)	$26.93
Net Asset Value – Delaware Select Growth Fund
Institutional Class ($26,079,522 / 928,513 Shares)	$28.09

Components of Net Assets at April 30, 2008:
Shares of beneficial interest
(unlimited authorization – no par)	$852,302,802
Accumulated net investment loss	(3,675)
Accumulated net realized loss on investments	(564,175,164)
Net unrealized appreciation of investments	8,903,079
Total net assets	$297,027,042

†	Non-income producing security for the year ended April 30, 2008.
©	Includes $65,314,069 of securities loaned.
*	Fully or partially on loan.
**	See Note 1 in “Notes to financial statements.”
***	See Note 9 in “Notes to financial statements.”
²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

Net Asset Value and Offering Price Per Share –
Delaware Select Growth Fund
Net asset value Class A (A)	$27.30
Sales charges (5.75% of offering price) (B)	1.67
Offering price	$28.97

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B)	See the current prospectus for purchase of $50,000 or more.

See accompanying notes

Statement of operations

Delaware Select Growth Fund	Year Ended April 30, 2008

Investment Income:
Dividends	$2,474,357
Interest	94,892
Securities lending income	1,180,601
Foreign tax withheld	(538)	$3,749,312

Expenses:
Management fees	2,662,928
Distribution expenses – Class A	406,551
Distribution expenses – Class B	1,015,842
Distribution expenses – Class C	534,479
Distribution expenses – Class R	8,107
Dividend disbursing and transfer agent fees and expenses	1,741,344
Accounting and administration expenses	142,004
Reports and statements to shareholders	95,288
Registration fees	79,806
Legal fees	61,530
Audit and tax	28,622
Trustees’ fees	15,664
Custodian fees	12,464
Insurance fees	7,908
Consulting fees	6,050
Dues and services	2,787
Trustees’ expenses	1,952
Pricing fees	1,263
Taxes (other than taxes on income)	270	6,824,859
Less expenses absorbed or waived		(479,409)
Less waived distribution expenses – Class R		(1,351)
Less expense paid indirectly		(4,516)
Total operating expenses		6,339,583
Net Investment Loss		(2,590,271)

Net Realized and Unrealized Gain (Loss) on Investments
and Foreign Currencies:
Net realized gain (loss) on:
Investments		68,326,391
Foreign currencies		(11,582)
Net realized gain		68,314,809
Net change in unrealized appreciation/depreciation of
investments and foreign currencies		(61,280,284)
Net Realized and Unrealized Gain on Investments
and Foreign Currencies		7,034,525

Net Increase in Net Assets Resulting from Operations		$4,444,254

See accompanying notes

Statements of changes in net assets
Delaware Select Growth Fund

	Year Ended
	4/30/08	4/30/07
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(2,590,271)	$(4,991,736)
Net realized gain on investments and foreign currencies	68,314,809	25,252,852
Net change in unrealized appreciation/depreciation
of investments and foreign currencies	(61,280,284)	(27,034,835)
Net increase (decrease) in net assets resulting
from operations	4,444,254	(6,773,719)

Capital Share Transactions:
Proceeds from shares sold:
Class A	46,182,440	40,785,165
Class B	848,817	3,427,132
Class C	5,818,887	8,459,675
Class R	143,097	309,985
Institutional Class	10,645,181	7,174,628
	63,638,422	60,156,585
Cost of shares repurchased:
Class A	(50,637,699)	(67,379,054)
Class B	(62,263,533)	(71,952,313)
Class C	(20,423,512)	(32,158,279)
Class R	(330,240)	(364,750)
Institutional Class	(20,539,145)	(17,666,818)
	(154,194,129)	(189,521,214)
Decrease in net assets derived from capital share transactions	(90,555,707)	(129,364,629)
Net Decrease in Net Assets	(86,114,453)	(136,138,348)

Net Assets:
Beginning of year	383,138,495	519,276,843
End of year (including accumulated net investment
loss of $3,675 and $5,288 respectively)	$297,027,042	$383,138,495

See accompanying notes

Financial highlights
Delaware Select Growth Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[1]
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly
Ratio of net investment loss to average net assets
Ratio of net investment loss to average net assets
prior to expense limitation and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Year Ended
4/30/08		4/30/07		4/30/06		4/30/05	4/30/04
$27.110		$27.180		$20.470		$20.680	$16.700

(0.119)		(0.193)		(0.086)		(0.170)	(0.171)
0.309		0.123		6.796		(0.040)	4.151
0.190		(0.070)		6.710		(0.210)	3.980

$27.300		$27.110		$27.180		$20.470	$20.680

0.70%		(0.26%	)	32.78%		(1.02% )	23.83%

$157,366		$160,170		$187,319		$173,890	$243,201
1.48%		1.50%		1.55%		1.52%	1.50%

1.62%		1.64%		1.70%		1.70%	1.86%
(0.42%	)	(0.77%	)	(0.35%	)	(0.85% )	(0.87%	)

(0.56%	)	(0.91%	)	(0.50%	)	(1.03% )	(1.23%	)
61%		51%		124%		72%	82%

Financial highlights
Delaware Select Growth Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[1]
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly
Ratio of net investment loss to average net assets
Ratio of net investment loss to average net assets
prior to expense limitation and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Year Ended
4/30/08		4/30/07		4/30/06		4/30/05	4/30/04
$24.560		$24.810		$18.820		$19.160	$15.590

(0.304)		(0.365)		(0.252)		(0.310)	(0.308)
0.294		0.115		6.242		(0.030)	3.878
(0.010)		(0.250)		5.990		(0.340)	3.570

$24.550		$24.560		$24.810		$18.820	$19.160

(0.04%	)	(1.01%	)	31.83%		(1.77% )	22.90%

$67,344		$126,866		$199,863		$202,576	$281,906
2.23%		2.25%		2.30%		2.27%	2.25%

2.37%		2.39%		2.45%		2.45%	2.61%
(1.17%	)	(1.52%	)	(1.10%	)	(1.60% )	(1.62%	)

(1.31%	)	(1.66%	)	(1.25%	)	(1.78% )	(1.98%	)
61%		51%		124%		72%	82%

Financial highlights
Delaware Select Growth Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[1]
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly
Ratio of net investment loss to average net assets
Ratio of net investment loss to average net assets
prior to expense limitation and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Year Ended
4/30/08		4/30/07		4/30/06		4/30/05	4/30/04
$24.300		$24.540		$18.620		$18.950	$15.430

(0.302)		(0.362)		(0.251)		(0.308)	(0.306)
0.292		0.122		6.171		(0.022)	3.826
(0.010)		(0.240)		5.920		(0.330)	3.520

$24.290		$24.300		$24.540		$18.620	$18.950

(0.04%	)	(0.98%	)	31.79%		(1.74% )	22.81%

$44,972		$59,271		$84,458		$64,786	$98,549
2.23%		2.25%		2.30%		2.27%	2.25%

2.37%		2.39%		2.45%		2.45%	2.61%
(1.17%	)	(1.52%	)	(1.10%	)	(1.60% )	(1.62%	)

(1.31%	)	(1.66%	)	(1.25%	)	(1.78% )	(1.98%	)
61%		51%		124%		72%	82%

Financial highlights
Delaware Select Growth Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[2]
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly
Ratio of net investment loss to average net assets
Ratio of net investment loss to average net assets
prior to expense limitation and expense paid indirectly
Portfolio turnover

[1] Date of commencement of operations; ratios have been annualized and total return has not been annualized.
[2] The average shares outstanding method has been applied for per share information.

[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflect waivers by the manager and distributor, as applicable. Performance would have been lower had the waivers not been in effect.

[4] Represents portfolio turnover for the Fund for the entire year.

See accompanying notes

								6/02/03[1]
Year Ended								to
4/30/08		4/30/07		4/30/06		4/30/05		4/30/04
$26.810		$26.940		$20.340		$20.620		$18.530

(0.188)		(0.257)		(0.154)		(0.242)		(2.370)
0.308		0.127		6.754		(0.038)		4.460
0.120		(0.130)		6.600		(0.280)		2.090

$26.930		$26.810		$26.940		$20.340		$20.620

0.45%		(0.48%	)	32.45%		(1.36%	)	11.28%

$1,266		$1,432		$1,485		$652		$262
1.73%		1.75%		1.82%		1.87%		1.85%

1.97%		1.99%		2.05%		2.05%		2.21%
(0.67%	)	(1.02%	)	(0.62%	)	(1.20%	)	(1.26%	)

(0.91%	)	(1.26%	)	(0.85%	)	(1.38%	)	(1.62%	)
61%		51%		124%		72%		82%	[4]

Financial highlights
Delaware Select Growth Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[1]
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly
Ratio of net investment loss to average net assets
Ratio of net investment loss to average net assets
prior to expense limitation and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Year Ended
4/30/08		4/30/07		4/30/06		4/30/05	4/30/04
$27.820		$27.820		$20.900		$21.060	$16.970

(0.048)		(0.128)		(0.024)		(0.118)	(0.121)
0.318		0.128		6.944		(0.042)	4.211
0.270		0.000		6.920		(0.160)	4.090

$28.090		$27.820		$27.820		$20.900	$21.060

0.97%		0.00%		33.11%		(0.76% )	24.10%

$26,079		$35,399		$46,152		$31,883	$42,410
1.23%		1.25%		1.30%		1.27%	1.25%

1.37%		1.39%		1.45%		1.45%	1.61%
(0.17%	)	(0.52%	)	(0.10%	)	(0.60% )	(0.62%	)

(0.31%	)	(0.66%	)	(0.25%	)	(0.78% )	(0.98%	)
61%		51%		124%		72%	82%

Notes to financial statements
Delaware Select Growth Fund	April 30, 2008

Voyageur Mutual Funds III (Trust) is organized as a Delaware statutory trust and offers two series: Delaware Large Cap Core Fund and Delaware Select Growth Fund. These financial statements and the related notes pertain to Delaware Select Growth Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges. Prior to June 1, 2007, Class B shares were sold with a CDSC that declined from 4% to zero depending upon the period of time the shares were held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a CDSC of 1%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Fund is to seek long-term capital appreciation which the Fund attempts to achieve by investing primarily in equity securities of companies the manager believes have the potential for sustainable cash-flow growth.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Securities lending collateral, which is invested in a collective investment vehicle (Collective Trust), is valued at unit value per share. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 “Fair Value Measurements” (Statement 157). Statement 157 establishes a framework for measuring fair value in U.S. generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have a material impact on the amounts reported in the financial statements.

Federal Income Taxes — The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Effective October 31, 2007, the Fund adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The adoption of FIN 48 did not result in the recording of any tax benefit or expense in the current period.

Class Accounting — Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Fund may invest in a pooled cash account along with members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S government. The respective collateral is held by the Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from

Notes to financial statements
Delaware Select Growth Fund

1. Significant Accounting Policies (continued)

that which are due to changes in market prices. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financials reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $46,532 for the year ended April 30, 2008. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under this arrangement is included in custodian fees on the statement of operations with the corresponding expense offset shown as “expense paid indirectly.”

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage fees, inverse floater expenses, 12b-1 plan expenses, certain insurance costs and non-routine expenses or costs including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations, do not exceed 1.23% of average daily net assets of the Fund through August 31, 2008. For purposes of these waivers and reimbursements, non-routine expenses may also include such additional costs and expenses, as may be agreed upon from time to time by the Fund’s Board of Trustees and DMC. These expense waivers and reimbursements apply only to expenses paid directly by the Fund.

Effective October 1, 2007 Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.005% of the first $30 billion; 0.0045% of the next $10 billion; 0.004% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments® Family of Funds on a relative net asset value basis. Prior to October 1, 2007, DSC provided fund accounting and administrative services to the Fund and received a fee at an annual rate of 0.04% of average daily net assets. For the year ended April 30, 2008, the Fund was charged $73,141 for these services.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.25% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares and 0.60% of the average daily net assets of the Class R shares. Institutional Class shares pay no distribution and service expenses. DDLP has contracted to limit distribution and service fees through August 31, 2008 for Class R shares to no more than 0.50% of average daily net assets.

Notes to financial statements
Delaware Select Growth Fund

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

At April 30, 2008, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC	$154,526
Dividend disbursing, transfer agent fees
and other expenses payable to DSC	142,972
Distribution fee payable to DDLP	126,647
Other expenses payable to DMC and affiliates*	38,171

*DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees’ fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to the Fund by DMC and/or its affiliates’ employees. For the year ended April 30, 2008, the Fund was charged $21,941 for internal legal and tax services provided by DMC and/or its affiliates’ employees.

For the year ended April 30, 2008, DDLP earned $23,714 for commissions on sales of the Fund’s Class A shares. For the year ended April 30, 2008, DDLP received gross CDSC commissions of $4,777, $70,142 and $3,356 on redemption of the Fund’s Class A, Class B and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker-dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and per meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and trustees are paid no compensation by the Fund.

3. Investments

For the year ended April 30, 2008, the Fund made purchases of $214,547,231 and sales of $310,727,087 of investment securities other than short-term investments.

At April 30, 2008, the cost of investments for federal income tax purposes was $355,748,674, net unrealized appreciation was $6,953,036, of which $43,615,134 related to unrealized appreciation of investments and $36,662,098 related to unrealized depreciation of investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, distribution of net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. There were no dividends and distributions paid for the years ended April 30, 2008 and 2007.

5. Components of Net Assets on a Tax Basis

As of April 30, 2008, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$852,302,802
Post-October currency losses	(3,675)
*Capital loss carryforwards	(562,244,392)
Unrealized appreciation of investments and foreign currencies	6,972,307
Net assets	$297,027,042

*The amount of this loss which can be utilized in subsequent years is subject to an annual limitation in accordance with the Internal Revenue Code due to the Fund merger with Delaware Technology and Innovation Fund in March 2004.

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

Post-October currency losses represent losses realized on foreign currency transactions from November 1, 2007 through April 30, 2008 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of net operating losses and gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended April 30, 2008, the Fund recorded the following reclassifications:

Accumulated net investment loss	$2,591,884
Accumulated net realized gain (loss)	11,582
Paid-in capital	(2,603,466)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $68,995,220 was utilized in 2008. Capital loss carry forwards remaining at April 30, 2008 will expire as follows: $357,796,276 expires in 2010; $185,917,705 expires in 2011; and $18,530,411 expires in 2012.

Notes to financial statements
Delaware Select Growth Fund

6. Capital Shares

Transactions in capital stock shares were as follows:

	Year Ended
	4/30/08	4/30/07
Shares sold:
Class A	1,644,208	1,585,444
Class B	33,090	144,748
Class C	224,444	359,148
Class R	5,054	12,239
Institutional Class	363,001	266,893
	2,269,797	2,368,472
Shares repurchased:
Class A	(1,788,833)	(2,569,301)
Class B	(2,455,770)	(3,035,143)
Class C	(812,255)	(1,360,978)
Class R	(11,501)	(13,902)
Institutional Class	(707,019)	(653,370)
	(5,775,378)	(7,632,694)
Net decrease	(3,505,581)	(5,264,222)

For the years ended April 30, 2008 and 2007, 1,120,511 Class B shares were converted to 1,010,784 Class A shares valued at $28,223,330 and 640,727 Class B shares were converted to 582,808 Class A shares valued at $15,805,165, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the statements of changes in net assets.

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), participates in a $225,000,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of April 30, 2008, or at any time during the year then ended.

8. Foreign Currency Exchange Contracts

The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. No foreign currency exchange contracts were outstanding at April 30, 2008.

9. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with Mellon Bank, N.A. (Mellon). With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less then the applicable collateral requirement. Cash collateral received is invested in a Collective Trust established by Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top three tiers by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

Notes to financial statements
Delaware Select Growth Fund

9. Securities Lending (continued)

At April 30, 2008, the market value of the securities on loan was $65,314,069, for which the Fund received collateral, comprised of non-cash collateral valued at $1,208,340, and cash collateral of $66,310,713. Investments purchased with cash collateral are presented on the statement of net assets under the caption “Securities Lending Collateral.”

10. Credit and Market Risk

The Fund invests a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. At April 30, 2008, there were no Rule 144A securities and no securities have been determined to be illiquid under the Fund’s Liquidity Procedures.

11. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

Report of independent
registered public accounting firm

To the Shareholders and Board of Trustees
Voyageur Mutual Funds III — Delaware Select Growth Fund

We have audited the accompanying statement of net assets of Delaware Select Growth Fund (one of the series constituting the Voyageur Mutual Funds III) (the “Fund”) as of April 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware Select Growth Fund series of Voyageur Mutual Funds III at April 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
June 13, 2008

Other Fund information
Delaware Select Growth Fund

Fund management

Jeffrey S. Van Harte, CFA
Senior Vice President, Chief Investment Officer – Focus Growth Equity
Jeffrey S. Van Harte is the chief investment officer for the Focus Growth Equity team, responsible for large-cap growth, all-cap growth, and one smid-cap growth portfolio. Prior to joining Delaware Investments in April 2005, he was a principal and executive vice president at Transamerica Investment Management. Van Harte has been managing portfolios and separate accounts for more than 20 years. Before becoming a portfolio manager, Van Harte was a securities analyst and trader for Transamerica Investment Services, which he joined in 1980. Van Harte received his bachelor’s degree in finance from California State University at Fullerton.

Christopher J. Bonavico, CFA
Vice President, Senior Portfolio Manager, Equity Analyst
Christopher J. Bonavico, who joined Delaware Investments in April 2005, is a senior portfolio manager on the firm’s Focus Growth Equity team. This team is responsible for large-cap growth, all-cap growth, and one smid-cap growth portfolio. He was most recently a principal and portfolio manager at Transamerica Investment Management, where he managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 1993, he was a research analyst for Salomon Brothers. Bonavico received his bachelor’s degree in economics from the University of Delaware.

Kenneth F. Broad, CFA
Vice President, Senior Portfolio Manager, Equity Analyst
Kenneth F. Broad, who joined Delaware Investments in April 2005, is a senior portfolio manager on the firm’s Focus Growth Equity team. This team is responsible for large-cap growth, all-cap growth, and one smid-cap growth product. Most recently, he was a principal and portfolio manager at Transamerica Investment Management, where he also managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 2000, he was a portfolio manager with The Franklin Templeton Group and was a consultant in the business valuation and merger and acquisition group at KPMG Peat Marwick. He received an MBA from the University of California at Los Angeles and his bachelor’s degree in economics from Colgate University.

Patrick G. Fortier, CFA
Vice President, Portfolio Manager, Equity Analyst
Patrick G. Fortier, who joined Delaware Investments in April 2005, is a portfolio manager on the Focus Growth Equity team. This team is responsible for large-cap growth, all-cap growth, and one smid-cap growth portfolio. He was most recently a portfolio manager at Transamerica Investment Management. Before joining Transamerica in 2000, he worked for OLDE Equity Research as an equity analyst. Fortier received his bachelor’s degree in finance from the University of Kentucky.

Other Fund information
Delaware Select Growth Fund

Gregory M. Heywood, CFA
Vice President, Portfolio Manager, Equity Analyst
Gregory M. Heywood, who joined Delaware Investments in April 2005, is a portfolio manager and analyst on the firm’s Focus Growth Equity team. This team is responsible for large-cap growth, all-cap growth, and one smid-cap growth portfolio. He was most recently a research analyst at Transamerica Investment Management. Before joining Transamerica in 2004, he worked as a senior analyst for Wells Capital Management from 2003 to 2004 and Montgomery Asset Management from 1996 to 2003. Heywood received a bachelor’s degree and an MBA from the University of California at Berkeley.

Daniel J. Prislin, CFA
Vice President, Senior Portfolio Manager, Equity Analyst
Daniel J. Prislin joined Delaware Investments in April 2005 as a senior portfolio manager on the firm’s Focus Growth Equity team, which is responsible for large-cap growth, all-cap growth, and one smid-cap growth portfolio. He was most recently a principal and portfolio manager at Transamerica Investment Management, where he also managed sub-advised funds and institutional separate accounts. Prior to joining Transamerica in 1998, he was a portfolio manager with The Franklin Templeton Group. Prislin received an MBA and bachelor’s degree in business administration from the University of California at Berkeley.

Christopher M. Ericksen, CFA
Vice President, Portfolio Manager, Equity Analyst
Christopher M. Ericksen joined Delaware Investments in April 2005 as a portfolio manager on the firm’s Focus Growth Equity team, which is responsible for large-cap growth, all-cap growth, and one smid-cap growth portfolio. He was most recently a portfolio manager at Transamerica Investment Management, where he also managed institutional separate accounts. Before joining Transamerica in 2004, he was a vice president at Goldman Sachs. During his 10 years there, he worked in investment banking as well as investment management. Ericksen received his bachelor’s degree from Carnegie Mellon University, with majors in industrial management, economics, and political science.

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Interested Trustees
Patrick P. Coyne[1]	Chairman, President,	Chairman and Trustee
2005 Market Street	Chief Executive Officer,	since August 16, 2006
Philadelphia, PA 19103	and Trustee
April 1963		President and
Chief Executive Officer
since August 1, 2006

Independent Trustees
Thomas L. Bennett	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
October 1947

1 Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Patrick P. Coyne has served in	84	Director
various executive capacities		Kaydon Corp.
at different times at
Delaware Investments.[2]		Board of Governors Member
Investment Company
Institute (ICI)
(2007–Present)

Member of Investment Committee
Cradle of Liberty Council, BSA
(November 2007–Present)

Finance Committee Member
St. John Vianney
Roman Catholic Church
(2007–Present)

Private Investor	84	Director
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)
(April 2007–Present)
Investment Manager
Morgan Stanley & Co.		Chairman of Investment
(January 1984–March 2004)		Committee
The Haverford School
(2002–Present)

Chairman of
Investment Committee
Pennsylvania Academy of
Fine Arts (2007–Present)
Trustee (2004–Present)

2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)
Thomas L. Bennett
(continued)

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Anthony D. Knerr	Trustee	Since April 1990
2005 Market Street
Philadelphia, PA 19103
December 1938

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947
Ann R. Leven	Trustee	Since October 1989
2005 Market Street
Philadelphia, PA 19103
November 1940
Thomas F. Madison	Trustee	Since May 1997[3]
2005 Market Street
Philadelphia, PA 19103
February 1936

3 In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Investment Committee
Member
Pennsylvania Horticultural
Society
(February 2006–Present)
President	84	Director
Franklin & Marshall College		Community Health Systems
(June 2002–Present)
Director
Executive Vice President		Allied Barton
University of Pennsylvania		Security Holdings
(April 1995–June 2002)
Founder and	84	None
Managing Director
Anthony Knerr & Associates
(Strategic Consulting)
(1990–Present)
Chief Investment Officer	84	None
Assurant, Inc. (Insurance)
(2002–2004)

Consultant	84	Director and Audit
ARL Associates		Committee Chair
(Financial Planning)		Systemax, Inc.
(1983–Present)
President and	84	Director
Chief Executive Officer		CenterPoint Energy
MLM Partners, Inc.
(Small Business Investing		Director and Audit
and Consulting)		Committee Chair
(January 1993–Present)		Digital River, Inc.

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)
Thomas F. Madison
(continued)

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

J. Richard Zecher	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
July 1940

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Director and Chair of Audit
and Compensation
Committees
Rimage Corporation

Director and Chair of
Compensation and
Governance & Nominating
Committees
Valmont Industries, Inc.
Vice President and Treasurer	84	None
(January 2006–Present)
Vice President — Mergers & Acquisitions
(January 2003–January 2006), and
Vice President
(July 1995–January 2003)
3M Corporation

Ms. Yeomans has held
various management positions
at 3M Corporation since 1983.
Founder	84	Director and Audit
Investor Analytics		Committee Member
(Risk Management)		Investor Analytics
(May 1999–Present)
Director and Audit
Founder		Committee Member
Sutton Asset Management		Oxigene, Inc.
(Hedge Fund)
(September 1996–Present)

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Officers
David F. Connor	Vice President,	Vice President since
2005 Market Street	Deputy General	September 2000
Philadelphia, PA 19103	Counsel, and Secretary	and Secretary since
December 1963		October 2005

Daniel V. Geatens	Vice President	Treasurer
2005 Market Street	and Treasurer	since October 25, 2007
Philadelphia, PA 19103
October 1972
David P. O’Connor	Senior Vice President,	Senior Vice President,
2005 Market Street	General Counsel,	General Counsel, and
Philadelphia, PA 19103	and Chief Legal Officer	Chief Legal Officer
February 1966		since October 2005
Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

4 David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

David F. Connor has served as	84	None[4]
Vice President and Deputy
General Counsel of
Delaware Investments
since 2000.
Daniel V. Geatens has served	84	None
in various capacities at
different times at
Delaware Investments.
David P. O’Connor has served in	84	None[4]
various executive and legal
capacities at different times
at Delaware Investments.
Richard Salus has served in	84	None[4]
various executive capacities
at different times at
Delaware Investments.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

About the organization

This annual report is for the information of Delaware Select Growth Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Select Growth Fund and the Delaware Investments® Fund Profile for the most recently completed calendar quarter. These documents are available at www.delawareinvestments.com. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the investment company. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the investment company will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of trustees

Patrick P. Coyne
Chairman, President, and
Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

Thomas L. Bennett
Private Investor
Rosemont, PA

John A. Fry
President
Franklin & Marshall College
Lancaster, PA

Anthony D. Knerr
Founder and Managing Director
Anthony Knerr & Associates
New York, NY

Lucinda S. Landreth
Former Chief Investment Officer
Assurant, Inc.
Philadelphia, PA

Ann R. Leven
Consultant
ARL Associates
New York, NY

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN

J. Richard Zecher
Founder
Investor Analytics
Scottsdale, AZ

Affiliated officers	Contact information

David F. Connor
Vice President, Deputy General Counsel, and
Secretary
Delaware Investments® Family of Funds
Philadelphia, PA

Daniel V. Geatens
Vice President and Treasurer
Delaware Investments Family of Funds
Philadelphia, PA

David P. O’Connor
Senior Vice President, General Counsel,
and Chief Legal Officer
Delaware Investments Family of Funds
Philadelphia, PA

Richard Salus
Senior Vice President and
Chief Financial Officer
Delaware Investments Family of Funds
Philadelphia, PA

Investment manager
Delaware Management Company, a series of
Delaware Management Business Trust
Philadelphia, PA

National distributor
Delaware Distributors, L.P.
Philadelphia, PA

Shareholder servicing, dividend disbursing,
and transfer agent
Delaware Service Company, Inc.
2005 Market Street
Philadelphia, PA 19103-7094

For shareholders
800 523-1918

For securities dealers and financial
institutions representatives only
800 362-7500

Web site
www.delawareinvestments.com

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s Web site at www.sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Fund’s Schedule of Investments are available without charge on the Fund’s Web site at www.delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s Web site at www.delawareinvestments.com; and (ii) on the Commission’s Web site at www.sec.gov.

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AR-316 [4/08] DG3 6/08 MF-08-05-024 PO 12984 (3181)

Annual report

Delaware Large Cap Core Fund

April 30, 2008

Core equity mutual fund

Table of contents

Portfolio management review	1

Performance summary	4

Disclosure of Fund expenses	6

Sector allocation and top 10 holdings	8

Statement of net assets	9

Statement of operations	14

Statements of changes in net assets	16

Financial highlights	18

Notes to financial statements	22

Report of independent registered public accounting firm	29

Other Fund information	30

Board of trustees/directors and officers addendum	32

About the organization	40

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management
Business Trust, which is a registered investment advisor.

© 2008 Delaware Distributors, L.P.

Portfolio management review
Delaware Large Cap Core Fund	May 13, 2008

The managers of Delaware Large Cap Core Fund provided the answers to the questions below as a review of the Fund’s activities for the fiscal year that ended April 30, 2008.

What kind of economic and market environment did you encounter during the period?

After a strong start in early 2007, fears of an economic slowdown and concerns over a rise in subprime mortgage defaults in the second quarter rattled the markets and created uneasiness among many investors.

In the third quarter, market activity reflected a shift in investor sentiment away from risk, as a continually weakening U.S. housing market, high oil prices, and dramatic tightening in credit markets signaled potential trouble for the domestic economy. The stock market experienced extreme volatility, as the Dow Jones Industrial Average first set record highs, then fell by nearly 10%, and subsequently recovered to finish up at 3.63%. The broader S&P 500 Index gained 2.03% in the quarter. The Federal Reserve, which hadn’t changed the fed funds rate since August 2006, cut the rate by one-half percentage point on Sept. 18 and also reduced the little-used discount rate. These actions helped move the stock market higher.

The markets continued to struggle in the fourth quarter of 2007. Many equity asset classes declined, while relatively conservative investments such as government bonds outperformed. Importantly, declines in the equity markets came during a time of year when stock prices have historically increased, a fact that underscored many U.S. investors’ concerns about the state of the economy.

Traditionally defensive sectors, such as utilities and consumer staples, led market performance during the fourth quarter of 2007. Additionally, international investments and emerging markets fared well. Growth stocks outpaced their value counterparts throughout the year. Likewise, large-cap stocks beat small-cap stocks during 2007, reversing a trend of recent years. (Source: www.russell.com.)

The Fed took action to prop up the troubled housing and credit markets during the fourth quarter. First, it lowered the fed funds rate to 4.50% on Oct. 31 and then to 4.25% on Dec. 11; and second, it established an ongoing plan for emergency auctions of loans to inject liquidity into the credit markets again. These actions seemed to buttress the equity markets as major indices recovered some of the ground they lost in December. Despite the recessionary fears stealing the headlines, healthy consumer spending and favorable employment trends continued to provide upside support to the economy, which helped keep the markets in positive territory for 2007.

Large-cap stocks performed negatively in the first quarter of 2008 as the S&P 500 Index fell by more than 10%. Broadly speaking, equity investments experienced steep declines during the quarter as the economy continued to show signs of weakening. Market declines in the first days of 2008 were indicative of what was to come, as higher oil prices ($100-plus per barrel) and elevated unemployment figures in the United States deeply concerned many stock investors during the first weeks of January and throughout the quarter. Falling home prices, multibillion-dollar write-downs by banks, and a scarcity of available credit contributed to investor anxiety in a quarter that seemed to climax with the bailout of Bear Stearns by J.P. Morgan (with assistance from the Fed).

The views expressed are current as of the date of this report and are subject to change.

1

Portfolio management review
Delaware Large Cap Core Fund

By the end of the quarter, the Fed and the U.S. Treasury Department had taken innovative steps to support the markets and banking system, but major domestic equity indices had posted significant quarterly declines. Some market segments edged close to being down 20% from October 2007 highs — a drop that many analysts would consider to unofficially represent a bear market (source: Dow Jones).

How did Delaware Large Cap Core Fund perform during the period? The benchmark?

During this period, Delaware Large Cap Core Fund (Class A shares) returned -3.36% with all distributions reinvested and -8.90% with the sales charge included and all distributions reinvested (Class A shares at maximum offer price). In comparison, this performance modestly outperformed that of our benchmark, the S&P 500 Index, which returned -5.64% during the same time frame. For complete annualized performance information, please see the table on page 4.

Stock selection, rather than sector selection, had the greatest impact on the Fund’s performance. This was not surprising, given our overall portfolio management approach. Specifically, weaker-than-expected stock selection in the finance, consumer discretionary, and consumer staples sectors had the largest negative impact on our overall performance. Positive results came from stock selection in the energy, capital goods, and technology sectors.

What was the management strategy in this environment?

We increased our weight in energy stocks during the quarter, purchasing shares in companies involved in energy exploration, production, and refinement. Although some parts of the energy business should face obstacles because of high oil prices, we believed there were still good opportunities in other energy-related areas. We also decreased our allocations to the finance sector during the period. Within the finance sector, we reduced exposure to names that have suffered, as so many have, amid concerns of liquidity and stability. While commercial credit concerns and weakening consumer demand have created a challenging environment for the financials sector, we remain opportunistic when analyzing this area. We believe we benefit from situations where market expectations have become disconnected from economic reality. In basic materials, our reductions included companies that deal in steel, mining, and agricultural concerns.

What stocks or sectors detracted from the Fund’s performance compared to its benchmark?

Dislocation concerns in the credit markets adversely affected some of our holdings in the finance sector. CIT Group, a commercial finance company, was our biggest underperformer for the period. We completely sold our position in CIT Group because of liquidity issues and the deteriorating credit environment. PMI Group, a mortgage insurer, also detracted from performance. We also sold our position in PMI as the company’s growth prospects were dampened by the downturn in the housing market and a rapid increase in mortgage delinquencies.

MBIA, a bond insurer, also detracted from Fund performance. The stock fell during the period as the company suffered from rising defaults on securities backed by subprime mortgages. We completely sold out of our position in the company because we believed prolonged weakness in the U.S. housing market

2

and turmoil in the credit markets could have provided further downside pressure on the stock.

What stocks or sectors contributed to the Fund’s performance compared to its benchmark?

The energy sector contributed to outperformance versus the benchmark. The rise in oil prices and overseas growth in the demand for drilling equipment were the primary drivers. National Oilwell Varco was one of our top performers, from the standpoint of absolute return. We believe the oil services company benefited from robust international growth, a strong order backlog, and a commanding market share in the construction of land and offshore rigs.

EOG Resources, a company involved in the exploration and production of oil and natural gas, also made strong contributions to Fund performance. The stock moved higher over the period as strong production growth boosted the company’s profitability. Occidental Petroleum, an exploration and production company, was another strong performer. The stock contributed to performance as a result of higher oil prices and strong operational performance.

As of April 30, 2008, how was the Fund positioned?

In such a volatile environment, we focus on high-quality names with niche business lines that we believe will be able to sustain above-average growth in spite of the current conditions. In keeping with our bottom-up investment approach, we continue to look for stocks that we believe exhibit a sustainable business model, and a cost or technological/ product advantage. We also seek companies with international exposure — particularly Europe — as well as securities that we believe had been unfairly punished by the market. We avoid companies plagued by funding or credit issues.

Fund basics
Delaware Large Cap Core Fund		As of April 30, 2008
Fund objective:	The Fund seeks long-term capital appreciation.
Total Fund net assets:	$2 million
Number of holdings:	88
Fund start date:	Aug. 31, 2006

	Nasdaq symbols	CUSIPs
Class A	DDCAX	246118582
Institutional Class	DDCIX	246118558

3

Performance summary
Delaware Large Cap Core Fund	April 30, 2008

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fl uctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Large Cap Core prospectus contains this and other important information about the investment company. Please request a prospectus through your fi nancial advisor or by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

Fund performance	Average annual total returns through April 30, 2008
	1 year	Lifetime
Class A (Est. Aug. 31, 2006)
Excluding sales charge	-3.36%	+6.44%
Including sales charge	-8.90%	+2.71%
Inst. Class (Est. Aug. 31, 2006)	-3.36%	+6.44

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

An expense limitation was in effect for all classes during the periods shown in the Fund performance chart above and in the Performance of a $10,000 Investment chart on the next page. Performance would have been lower had the expense limitation not been in effect.

The Fund offers Class A, Class C, Class R, and Institutional Class shares. As of the fiscal year end, Class C and Class R shares have not commenced operations. Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.25% of average daily net assets.

Please see the fee table in the prospectus and your financial professional for a more complete explanation of sales charges.

Management has voluntarily agreed to reimburse expenses and/or waive its management fees until such voluntary waivers are discontinued, as described in the most recent prospectus.

The Fund’s net expense ratios for Class A and Institutional Class shares are 0.95%, as described in the most recent prospectus. Without the fee waiver, total operating expenses for Class A and Institutional Class shares would have been 5.27% and 5.02%, respectively.

Institutional Class shares were first made available Aug. 31, 2006, and are available without sales or asset-based distribution charges only to certain eligible institutional accounts. The performance table above and the graph on the next page do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

4

Performance of a $10,000 investment

Average annual total returns from Aug. 31, 2006 (Fund’s inception) through April 30, 2008

For period beginning Aug. 31, 2006 (Fund’s inception) through April 30, 2008
	Starting value	Ending value
S&P 500 Index	$10,000	$10,963
Delaware Large Cap Core Fund — Class A Shares	$9,425	$10,457

Chart assumes $10,000 invested on Aug. 31, 2006, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions.

Performance of other Fund classes will vary due to different charges and expenses.

The chart also assumes $10,000 invested in the S&P 500 Index as of Aug. 31, 2006. The S&P 500 Index measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the U.S. stock market. An index is unmanaged and does not refl ect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

5

Disclosure of Fund expenses
For the period November 1, 2007 to April 30, 2008

As a shareholder of the Fund, you incur ongoing costs; (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchanges fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2007 to April 30, 2008.

Actual expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (load), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s actual expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

6

Delaware Large Cap Core Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	11/1/07	4/30/08	Expense Ratio	11/1/07 to 4/30/08*
Actual Fund return
Class A	$1,000.00	$899.30	0.95%	$4.49
Institutional Class	1,000.00	899.30	0.95%	4.49
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.14	0.95%	$4.77
Institutional Class	1,000.00	1,020.14	0.95%	4.77

*“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to refl ect the one-half year period).

7

Sector allocation and top 10 holdings
Delaware Large Cap Core Fund	As of April 30, 2008

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may also represent the investment manager’s internal sector classifications which may result in the sector designations for one Fund being different than another Fund’s sector designations.

Sector	Percentage of net assets
Common Stock	97.45%
Basic Materials	2.89%
Business Services	1.25%
Capital Goods	12.68%
Communication Services	2.40%
Consumer Discretionary	2.43%
Consumer Services	2.94%
Consumer Staples	7.18%
Energy	16.30%
Financials	12.03%
Health Care	11.43%
Media	2.62%
Real Estate	0.53%
Technology	19.39%
Transportation	1.19%
Utilities	2.19%
Repurchase Agreements	1.91%
Securities Lending Collateral	1.81%
Total Value of Securities	101.17%
Obligation to Return Securities Lending collateral	(1.81%)
Receivables and Other Assets Net of Liabilities	0.64%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Holdings	Percentage of net assets
Johnson & Johnson	2.74%
Procter & Gamble	2.59%
Microsoft	2.56%
Occidental Petroleum	2.51%
International Business Machines	2.14%
ConocoPhillips	2.11%
PepsiCo	1.95%
Exxon Mobil	1.94%
JPMorgan Chase	1.91%
Verizon Communications	1.71%

8

Statement of net assets

	Number of shares	Value
Common Stock – 97.45%
Basic Materials – 2.89%
Cytec Industries	160	$9,442
Dow Chemical	570	22,885
duPont (E.I.) deNemours	370	18,097
Lubrizol	250	14,580
		65,004
Business Services – 1.25%
Republic Services	360	11,444
†Visa Class A	200	16,690
		28,134
Capital Goods – 12.68%
Boeing	220	18,669
Caterpillar	380	31,114
Deere & Co.	320	26,902
DRS Technologies	320	19,981
Fluor	110	16,816
General Electric	790	25,833
Goodrich	480	32,712
Rockwell Collins	270	17,040
Roper Industries	190	11,803
†Spirit Aerosystems Holdings Class A	600	17,502
Textron	610	37,216
United Technologies	410	29,713
		285,301
Communication Services – 2.40%
Embarq	180	7,483
*Qwest Communications International	1,550	7,998
Verizon Communications	1,000	38,480
		53,961
Consumer Discretionary – 2.43%
Abercrombie & Fitch Class A	290	21,550
Macy’s	680	17,197
Phillips-Van Heusen	380	16,040
		54,787

9

Statement of net assets
Delaware Large Cap Core Fund

	Number of shares	Value
Common Stock (continued)
Consumer Services – 2.94%
Burger King Holdings	740	$20,646
Marriott International Class A	440	15,092
McDonald’s	510	30,386
		66,124
Consumer Staples – 7.18%
CVS Caremark	600	24,222
Fortune Brands	290	19,610
†Jarden	730	15,564
PepsiCo	640	43,859
Procter & Gamble	870	58,333
		161,588
Energy – 16.30%
Apache	130	17,508
Cabot Oil And Gas	200	11,394
Chevron	310	29,807
ConocoPhillips	550	47,383
EOG Resources	140	18,267
Exxon Mobil	470	43,743
Halliburton	480	22,037
Marathon Oil	580	26,431
*†Nabors Industries	630	23,650
†National Oilwell Varco	320	21,904
Occidental Petroleum	680	56,582
Schlumberger	280	28,154
St. Mary Land & Exploration	460	20,111
		366,971
Financials – 12.03%
AFLAC	300	20,001
American International Group	770	35,574
Bank of America	960	36,038
Berkley (W.R.)	520	13,359
*Blackstone Group	460	8,588
Capital One Financial	370	19,610
Citigroup	620	15,667
JPMorgan Chase	900	42,886
Morgan Stanley	480	23,328

10

	Number of shares	Value
Common Stock (continued)
Financials (continued)
Prudential Financial	360	$27,256
U.S. Bancorp	600	20,334
*Washington Mutual	660	8,111
		270,752
Health Care – 11.43%
†Amgen	440	18,423
†Express Scripts Class A	290	20,306
†Gen-Probe	250	14,090
†Gilead Sciences	580	30,021
†Hologic	520	15,179
Johnson & Johnson	920	61,723
Medtronic	490	23,853
Merck	760	28,910
UnitedHealth Group	380	12,399
Wyeth	730	32,463
		257,367
Media – 2.62%
Comcast Class A	750	15,413
Disney (Walt)	810	26,268
†Viacom Class B	450	17,298
		58,979
Real Estate – 0.53%
Simon Property Group	120	11,983
		11,983
Technology – 19.39%
Accenture Class A	520	19,526
†Apple	220	38,269
Applied Materials	810	15,115
†Cisco Systems	1,470	37,691
Corning	1,130	30,182
†EMC	1,600	24,640
†Google Class A	60	34,457
Hewlett-Packard	700	32,445
Intel	1,340	29,828
International Business Machines	400	48,280
Microsoft	2,020	57,609
†Oracle	1,090	22,727

11

Statement of net assets
Delaware Large Cap Core Fund

	Number of shares	Value
Common Stock (continued)
Technology (continued)
QUALCOMM	620	$26,778
Texas Instruments	650	18,954
		436,501
Transportation – 1.19%
Norfolk Southern	450	26,811
		26,811
Utilities – 2.19%
Exelon	310	26,499
Sempra Energy	400	22,668
		49,167
Total Common Stock (cost $2,044,401)		2,193,430
	Principal amount
Repurchase Agreements** – 1.91%
BNP Paribas 1.95%, dated 4/30/08, to be
repurchased on 5/1/08, repurchase price $33,132
(collateralized by U.S. Government obligations,
ranging in par value $3,280-$20,890,
3.375%-5.125%, 6/15/09-6/30/11; with total
market value $33,800)	$33,130	33,130
UBS Warburg 1.93%, dated 4/30/08, to be
repurchased on 5/1/08, repurchase price $9,871
(collateralized by U.S. Government obligations,
par value $9,870, 3.375% 9/15/09;
with market value $10,072)	9,870	9,870
Total Repurchase Agreements (cost $43,000)		43,000
Total Value of Securities Before Securities Lending Collateral – 99.36%
(cost $2,087,401)		2,236,430

12

	Number of shares	Value
Securities Lending Collateral*** – 1.81%
Investment Companies
Mellon GSL DBT II Collateral Fund	40,730	$40,730
Total Securities Lending Collateral (cost $40,730)		40,730
Total Value of Securities – 101.17%
(cost $2,128,131)		2,277,160 ©
Obligation to Return Securities
Lending Collateral*** – (1.81%)		(40,730)
Receivables and Other Assets
Net of Liabilities – 0.64%		14,447
Net Assets Applicable to 252,073
Shares Outstanding – 100.00%		$2,250,877
Net Asset Value – Delaware Large Cap Core Fund
Class A ($31,990 / 3,583 Shares)		$8.93
Net Asset Value – Delaware Large Cap Core Fund
Institutional Class ($2,218,887 / 248,490 Shares)		$8.93
Components of Net Assets at April 30, 2008:
Shares of beneficial interest (unlimited authorization - no par)		$2,161,845
Undistributed net investment income		4,894
Accumulated net realized loss investments		(64,891)
Net unrealized appreciation of investments		149,029
Total net assets		$2,250,877
†Non-income producing security for the year ended April 30, 2008.
*Fully or partially on loan.
**See Note 1 in “Notes to financial statements.”
***See Note 8 in “Notes to financial statements.”
©Includes $38,000 of securities loaned.
Net Asset Value and Offering Price Per Share –
Delaware Large Cap Core Fund
Net asset value A Class (A)		$8.93
Sales charge (5.75% of offering price) (B)		0.54
Offering price		$9.47

(A) Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B) See the current Prospectus for purchases of $50,000 or more.

See accompanying notes

13

Statement of operations
Delaware Large Cap Core Fund	Year Ended April 30, 2008

Investment Income:
Dividends	$38,749
Interest	1,021
Security lending income	230	$40,000

Expenses:
Legal fees	20,107
Management fees	15,078
Audit and tax fees	10,947
Reports and statements to shareholders	8,537
Registration fees	4,315
Dues and services	2,239
Pricing fees	1,265
Accounting and administration expenses	930
Custodian fees	714
Dividend disbursing and transfer agent fees and expenses	209
Trustees’ fees	110
Distribution expenses - Class A	64
Insurance fees	59
Consulting fees	20
Taxes (other than taxes on income)	8
Trustees’ expenses	2	64,604
Less expenses absorbed or waived		(42,419)
Less waived distribution expenses - Class A		(64)
Total operating expenses		22,121
Net Investment Income		17,879

Net Realized and Unrealized Loss on Investments:
Net realized loss on investments		(4,644)
Net change in unrealized appreciation/depreciation of investments		(93,484)
Net Realized and Unrealized Loss on Investments		(98,128)

Net Decrease in Net Assets Resulting from Operations		$(80,249)

See accompanying notes

14

Statements of changes in net assets
Delaware Large Cap Core Fund

	Year	8/31/06*
	Ended	to
	4/30/08	4/30/07
Increase (Decrease) in Net Assets from Operations:
Net investment income	$17,879	$9,245
Net realized gain (loss) on investments	(4,644)	45,454
Net change in unrealized
appreciation/depreciation of investments	(93,484)	242,513
Net increase (decrease) in net assets
resulting from operations	(80,249)	297,212

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(196)	(9)
Institutional Class	(16,081)	(5,882)

Net realized gain on investments:
Class A	(1,060)	(10)
Institutional Class	(97,634)	(7,059)
	(114,971)	(12,960)

Capital Share Transactions:
Proceeds from shares sold:
Class A	33,592	13,008
Institutional Class	—	2,000,009

Net asset value of shares issued upon reinvestment
of dividends and distributions:
Class A	1,256	19
Institutional Class	113,715	12,941
	148,563	2,025,977

16

	Year	8/31/06*
	Ended	to
	4/30/08	4/30/07
Capital Share Transactions (continued):
Cost of shares repurchased:
Class A	$(12,694)	$—
Institutional Class	(1)	—
	(12,695)	—
Increase in net assets derived from capital share transactions	135,868	2,025,977
Net Increase (Decrease) in Net Assets	(59,352)	2,310,229

Net Assets:
Beginning of period	2,310,229	—
End of period (including undistributed
net investment income of $4,894 and $3,354, respectively)	$2,250,877	$2,310,229

*Date of commencement of operations.

See accompanying notes

17

Financial highlights
Delaware Large Cap Core Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
[2] The average shares outstanding method has been applied for per share information.

[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not refl ect the impact of a sales charge. Total investment return refl ects waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes

18

Year	8/31/06[1]
Ended	to
4/30/08	4/30/07
$9.700	$8.500

0.073	0.039
(0.368)	1.216
(0.295)	1.255

(0.067)	(0.025)
(0.408)	(0.030)
(0.475)	(0.055)

$8.930	$9.700

(3.36% )	14.81%

$32	$14
0.95%	0.96%

3.03%	5.27%
0.77%	0.64%

(1.31% )	(3.67% )
30%	30%

19

Financial highlights
Delaware Large Cap Core Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
[2] The average shares outstanding method has been applied for per share information.

[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return refl ects waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

20

Year	8/31/06[1]
Ended	to
4/30/08	4/30/07
$9.700	$8.500

0.073	0.039
(0.368)	1.216
(0.295)	1.255

(0.067)	(0.025)
(0.408)	(0.030)
(0.475)	(0.055)

$8.930	$9.700

(3.36% )	14.81%

$2,219	$2,296
0.95%	0.96%

2.78%	5.02%
0.77%	0.64%

(1.06% )	(3.42% )
30%	30%

21

Notes to financial statements
Delaware Large Cap Core Fund	April 30, 2008

Voyageur Mutual Funds III (Trust) is organized as a Delaware statutory trust and offers two series, Delaware Large Cap Core Fund and Delaware Select Growth Fund. These financial statements and the related notes pertain to Delaware Large Cap Core Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class C, Class R and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale only to certain eligible investors. As of April 30, 2008, Class C and Class R have not commenced operations.

The investment objective of the Fund is to seek long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Securities lending collateral, which is invested in a collective investment vehicle (Collective Trust), is valued at unit value per share. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 “Fair Value Measurements” (Statement 157). Statement 157 establishes a framework for measuring fair value in U.S. generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have a material impact on the amounts reported in the financial statements.

22

Federal Income Taxes — The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Effective October 31, 2007, the Fund adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The adoption of FIN 48 did not result in the recording of any tax benefit or expense in the current period.

Class Accounting — Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Fund may invest in a pooled cash account along with members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC). The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended April 30, 2008.

23

Notes to financial statements
Delaware Large Cap Core Fund

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has voluntarily agreed to waive all or a portion, if any, of its management fees and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations, do not exceed 0.95% of the Fund’s average daily net assets. This waivers and expense limitations may be discontinued at any time because they are voluntary. These expenses waivers and reimbursements apply only to expenses paid directly by the Fund.

Effective October 1, 2007, Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pay DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above will be allocated among all funds in the Delaware Investments Family of Funds on a relative net asset value basis. Prior to October 1, 2007, DSC provided fund accounting and administrative services to the Fund and received a fee at an annual rate of 0.04% of average daily net assets. For the year ended April 30, 2008, the Fund was charged $466 for these services.

DSC also provides dividend disbursing and transfer agency services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.25% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of Class C shares and 0.60% of the average daily net assets of Class R shares. Institutional Class shares pay no distribution and services expenses. DDLP has elected voluntarily to waive such distribution and service fees until such time as the waivers are discontinued.

At April 30, 2008, the Fund had receivables due from or liabilities payable to affiliates as follows:

Receivables from DMC under limitation agreement	$16,460
Dividend disbursing, transfer agent fees and other expenses payable to DSC	(29)
Other expenses payable to DMC and affiliates*	(1,951)

24

*DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees’ fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to the Fund by DMC and/or its affiliates’ employees. For the year ended April 30 2008, the Fund was charged $127 for internal legal and tax services provided by DMC and/or its affiliates’ employees.

3. Investments

For the year ended April 30, 2008, the Fund made purchases of $676,261 and sales of $699,393 of investment securities other than short-term investments.

At April 30, 2008, the cost of investments for federal income tax purposes was $2,128,286. At April 30, 2008, net unrealized appreciation was $148,874, of which $298,942 related to unrealized appreciation of investments and $150,068 related to unrealized depreciation of investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the year ended April 30, 2008 and period August 31, 2006 to April 30, 2007 was as follows:

	Year	8/31/06*
	Ended	to
	4/30/08	4/30/07
Ordinary Income	$93,715	$12,960
Long-tem capital gain	21,256	–
Total	$114,971	$12,960

*Date of commencement of operations.

25

Notes to financial statements
Delaware Large Cap Core Fund

5. Components of Net Assets on a Tax Basis

As of April 30, 2008, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$2,161,845
Undistributed ordinary income	4,894
Undistributed long-term capital gain	107
Post-October losses	(64,843)
Unrealized appreciation of investments	148,874
Net assets	$2,250,877

The difference between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

Post-October losses represent losses realized on investment transaction from November 1, 2007 through April 30, 2008 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of dividend distributions. Results of operations and net assets were not affected by these reclassifications. For the year ended April 30, 2008, the Fund recorded the following reclassifications:

Undistributed net investment income	$(62)
Accumulated net realized gain (loss)	62

6. Capital Shares

Transactions in capital stock shares were as follows:

	Year	8/31/06*
	Ended	to
	4/30/08	4/30/07
Shares sold:
Class A	3,499	1,441
Institutional Class	1	235,295

Shares issued upon reinvestment of dividends and distributions:
Class A	130	2
Institutional Class	11,769	1,425
	15,399	238,163
Shares repurchased:
Class A	(1,489)	–
Institutional Class	–	–
	(1,489)	–
Net increase	13,910	238,163

*Date of commencement of operations.

26

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), participates in a $225,000,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of April 30, 2008, or at any time during the year then ended.

8. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with Mellon Bank, N.A. (Mellon). With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less then the applicable collateral requirement. Cash collateral received is invested in a Collective Trust established by Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top three tiers by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

At April 30, 2008, the market value of securities on loan was $38,000, for which cash collateral was received and invested in accordance with the Lending Agreement. Such investments are presented on the statement of net assets under the caption “Securities Lending Collateral”.

27

9. Credit and Market Risk

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investment in illiquid assets. As of April 30, 2008, there were no Rule 144A securities and no securities have been determined to be illiquid under the Fund’s Liquidity Procedures.

10. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

11. Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

(A)	(B)
Long-Term	Ordinary
Capital Gains	Income	Total	(C)
Distributions	Distributions*	Distributions	Qualifying
(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]
18%	82%	100%	54%

  (A) and (B) are based on a percentage of the Fund’s total distributions.
  (C) is based on percentage of the Fund’s ordinary income distributions.
1 Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

* For the fiscal year ended April 30, 2008, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount of $37,091 to be taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2007 or 2008 Form 1099-DIV.

28

Report of independent
registered public accounting firm

To the Shareholders and Board of Trustees
Voyageur Mutual Funds III – Delaware Large Cap Core Fund

We have audited the accompanying statement of net assets of Delaware Large Cap Core Fund (one of the series constituting Voyageur Mutual Funds III) (the “Fund”) as of April 30, 2008, and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for the year then ended and for the period from August 31, 2006 (commencement of operations) to April 30, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2008, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware Large Cap Core Fund series of Voyageur Mutual Funds III at April 30, 2008, and the results of its operations for the year then ended, and the statement of changes in net assets and financial highlights for the year then ended and for the period from August 31, 2006 (commencement of operations) to April 30, 2007, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
June 13, 2008

29

Other Fund information (unaudited)
Delaware Large Cap Core Fund

Fund management

Francis X. Morris
Senior Vice President, Chief Investment Officer – Core Equity
Francis X. Morris joined Delaware Investments in 1997 and is currently the chief investment officer for Core Equity investments. Prior to joining the firm, Morris served as vice president and director of equity research at PNC Asset Management. He received a bachelor’s degree from Providence College and holds an MBA from Widener University. Morris is a past president of the CFA Society of Philadelphia and is a member of the CFA Institute. In addition, he is a former officer of the National Association of Petroleum Investment Analysts.

Christopher S. Adams, CFA
Vice President, Portfolio Manager, Senior Equity Analyst
Christopher S. Adams is a portfolio manager on the firm’s Core Equity team. He also performs analysis and research to support the portfolio management function. From 1995 to 1998, he served as the firm’s vice president, strategic planning. Prior to joining Delaware Investments in 1995, Adams had approximately 10 years of experience in the financial services industry in the U.S. and U.K., including positions with Coopers & Lybrand, The Sumitomo Bank, Bank of America, and Lloyds Bank. Adams holds both bachelor’s and master’s degrees in history and economics from Oxford University, England, and received an MBA with dual concentrations in finance and insurance/risk management from The Wharton School of the University of Pennsylvania. He is a director and past president of the CFA Society of Philadelphia.

Michael S. Morris, CFA
Vice President, Portfolio Manager, Senior Equity Analyst
Michael S. Morris, who joined Delaware Investments in 1999, is a portfolio manager on the firm’s Core Equity team. He also performs analysis and research to support the portfolio management function. Prior to joining the firm, he worked as a senior equity analyst at Newbold’s Asset Management, covering financial stocks. Morris began his investment career in 1993 at Ohio Casualty. He earned his bachelor’s degree in finance from Indiana University and an MBA with a concentration in finance from The Wharton School of the University of Pennsylvania. He is a member of the Bank and Financial Analysts Association.

Donald G. Padilla, CFA
Vice President, Portfolio Manager, Senior Equity Analyst
Donald G. Padilla joined Delaware Investments in 1994 and is a portfolio manager on the firm’s Core Equity team. He also performs analysis and research to support the portfolio management function. Padilla joined Delaware Investments as an assistant controller in the firm’s treasury function, responsible for managing corporate cash investments, developing financial models, and overseeing the financial operations of the Lincoln Life 401(k) annuities segment. Prior to joining Delaware Investments, he held various positions at The Vanguard Group. Padilla holds a bachelor’s degree in accounting from Lehigh University, and he is a member of the CFA Society of Philadelphia.

30

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Interested Trustees

Patrick P. Coyne[1]	Chairman, President,	Chairman and Trustee
2005 Market Street	Chief Executive Officer,	since August 16, 2006
Philadelphia, PA 19103	and Trustee
April 1963		President and
Chief Executive Officer
since August 1, 2006

Independent Trustees

Thomas L. Bennett	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
October 1947

1 Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

32

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Patrick P. Coyne has served in	84	Director
various executive capacities		Kaydon Corp.
at different times at
Delaware Investments.[2]		Board of Governors Member
Investment Company
Institute (ICI)
(2007–Present)

Member of Investment Committee
Cradle of Liberty Council, BSA
(November 2007–Present)

Finance Committee Member
St. John Vianney
Roman Catholic Church
(2007–Present)

Private Investor	84	Director
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)
(April 2007–Present)
Investment Manager
Morgan Stanley & Co.		Chairman of Investment
(January 1984–March 2004)		Committee
The Haverford School
(2002–Present)

Chairman of
Investment Committee
Pennsylvania Academy of
Fine Arts (2007–Present)
Trustee (2004–Present)

2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

33

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Thomas L. Bennett
(continued)

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Anthony D. Knerr	Trustee	Since April 1990
2005 Market Street
Philadelphia, PA 19103
December 1938

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947

Ann R. Leven	Trustee	Since October 1989
2005 Market Street
Philadelphia, PA 19103
November 1940

Thomas F. Madison	Trustee	Since May 1997[3]
2005 Market Street
Philadelphia, PA 19103
February 1936

3 In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

34

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Investment Committee
Member
Pennsylvania Horticultural
Society
(February 2006–Present)

President	84	Director
Franklin & Marshall College		Community Health Systems
(June 2002–Present)
Director
Executive Vice President		Allied Barton
University of Pennsylvania		Security Holdings
(April 1995–June 2002)

Founder and	84	None
Managing Director
Anthony Knerr & Associates
(Strategic Consulting)
(1990–Present)

Chief Investment Officer	84	None
Assurant, Inc. (Insurance)
(2002–2004)

Consultant	84	Director and Audit
ARL Associates		Committee Chair
(Financial Planning)		Systemax, Inc.
(1983–Present)

President and	84	Director
Chief Executive Officer		CenterPoint Energy
MLM Partners, Inc.
(Small Business Investing		Director and Audit
and Consulting)		Committee Chair
(January 1993–Present)		Digital River, Inc.

35

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Thomas F. Madison
(continued)

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

J. Richard Zecher	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
July 1940

36

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Director and Chair of Audit
and Compensation
Committees
Rimage Corporation

Director and Chair of
Compensation and
Governance & Nominating
Committees
Valmont Industries, Inc.

Vice President and Treasurer	84	None
(January 2006–Present)
Vice President — Mergers & Acquisitions
(January 2003–January 2006), and
Vice President
(July 1995–January 2003)
3M Corporation

Ms. Yeomans has held
various management positions
at 3M Corporation since 1983.

Founder	84	Director and Audit
Investor Analytics		Committee Member
(Risk Management)		Investor Analytics
(May 1999–Present)
Director and Audit
Founder		Committee Member
Sutton Asset Management		Oxigene, Inc.
(Hedge Fund)
(September 1996–Present)

37

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Officers

David F. Connor	Vice President,	Vice President since
2005 Market Street	Deputy General	September 2000
Philadelphia, PA 19103	Counsel, and Secretary	and Secretary since
December 1963		October 2005

Daniel V. Geatens	Vice President	Treasurer
2005 Market Street	and Treasurer	since October 25, 2007
Philadelphia, PA 19103
October 1972

David P. O’Connor	Senior Vice President,	Senior Vice President,
2005 Market Street	General Counsel,	General Counsel, and
Philadelphia, PA 19103	and Chief Legal Officer	Chief Legal Officer
February 1966		since October 2005

Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

4 David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

38

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

David F. Connor has served as	84	None[4]
Vice President and Deputy
General Counsel of
Delaware Investments
since 2000.

Daniel V. Geatens has served	84	None
in various capacities at
different times at
Delaware Investments.

David P. O’Connor has served in	84	None[4]
various executive and legal
capacities at different times
at Delaware Investments.

Richard Salus has served in	84	None[4]
various executive capacities
at different times at
Delaware Investments.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

39

About the organization

This annual report is for the information of Delaware Large Cap Core Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Large Cap Core Fund and the Delaware Investments® Fund Profile for the most recently completed calendar quarter. These documents are available at www.delawareinvestments.com. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the investment company. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the investment company will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of trustees

Patrick P. Coyne
Chairman, President, and
Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

Thomas L. Bennett
Private Investor
Rosemont, PA

John A. Fry
President
Franklin & Marshall College
Lancaster, PA

Anthony D. Knerr
Founder and Managing Director
Anthony Knerr & Associates
New York, NY

Lucinda S. Landreth
Former Chief Investment Officer
Assurant, Inc.
Philadelphia, PA

Ann R. Leven
Consultant
ARL Associates
New York, NY

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN

J. Richard Zecher
Founder
Investor Analytics
Scottsdale, AZ

40

Affiliated officers	Contact information

David F. Connor
Vice President, Deputy General Counsel, and
Secretary
Delaware Investments® Family of Funds
Philadelphia, PA

Daniel V. Geatens
Vice President and Treasurer
Delaware Investments Family of Funds
Philadelphia, PA

David P. O’Connor
Senior Vice President, General Counsel,
and Chief Legal Officer
Delaware Investments Family of Funds
Philadelphia, PA

Richard Salus
Senior Vice President and
Chief Financial Officer
Delaware Investments Family of Funds
Philadelphia, PA

Investment manager
Delaware Management Company, a series of
Delaware Management Business Trust
Philadelphia, PA

National distributor
Delaware Distributors, L.P.
Philadelphia, PA

Shareholder servicing, dividend disbursing,
and transfer agent
Delaware Service Company, Inc.
2005 Market Street
Philadelphia, PA 19103-7094

For shareholders
800 523-1918

For securities dealers and financial
institutions representatives only
800 362-7500

Web site
www.delawareinvestments.com

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s Web site at www.sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Fund’s Schedule of Investments are available without charge on the Fund’s Web site at www.delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s Web site at www.delawareinvestments.com; and (ii) on the Commission’s Web site at www.sec.gov.

41

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Register for Account Access today! Please visit us at www.delawareinvestments.com, select Individual Investors, and click Account Access.

Please call our Shareholder Service Center at 800 523-1918 weekdays from 8 a.m. to 7 p.m. Eastern time, for assistance with any questions.

This page is not part of the annual report.

AR-562 [4/08] PDF 6/08 MF-08-05-025 PO 12985 (3188)

Item 2. Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on Delaware Investments’ internet website at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3. Audit Committee Financial Expert

     The registrant’s Board of Trustees/Directors has determined that each member of the registrant’s Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

     Thomas L. Bennett 1
     Thomas F. Madison
     Janet L. Yeomans 1
     J. Richard Zecher

Item 4. Principal Accountant Fees and Services

     (a) Audit fees.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $30,600 for the fiscal year ended April 30, 2008.

_______________________
1 The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.” The Board of Trustees/Directors has determined that Mr. Bennett qualifies as an audit committee financial expert by virtue of his education, Chartered Financial Analyst designation, and his experience as a credit analyst, portfolio manager and the manager of other credit analysts and portfolio managers. The Board of Trustees/Directors has determined that Ms. Yeomans qualifies as an audit committee financial expert by virtue of her education and experience as the Treasurer of a large global corporation.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $34,000 for the fiscal year ended April 30, 2007.

     (b) Audit-related fees.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended April 30, 2008.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $19,074 for the registrant’s fiscal year ended April 30, 2008. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent’s system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended April 30, 2007.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $19,074 for the registrant’s fiscal year ended April, 2007. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of reports concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act.

     (c) Tax fees.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $9,000 for the fiscal year ended April 30, 2008. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended April 30, 2008.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $6,500 for the fiscal year ended April 30, 2007. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended April 30, 2007.

     (d) All other fees.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended April 30, 2008.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended April 30, 2008.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended April 30, 2007.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended April 30, 2007.

     (e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $25,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

     The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $263,362 and $251,582 for the registrant’s fiscal years ended April 30, 2008 and April 30, 2007, respectively.

     (h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

     Not applicable.

Item 6. Investments

     (a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

     (b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

     Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

     Not applicable.

Item 11. Controls and Procedures

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1) Code of Ethics

     Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

     Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: Voyageur Mutual Funds III

PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	July 3, 2008

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	July 3, 2008

RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	July 3, 2008